                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)       June 11, 2001
                                                         -----------------------


                             COLONIAL HOLDINGS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Virginia                        333-18295             54-1826807
--------------------------------   ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


           10515 Colonial Downs Parkway
                New Kent, VA 23124                          23124
-------------------------------------------------       ------------
     (Address of principal executive offices)             Zip Code


Registrant's telephone number, including area code:     (804) 966-7223


                                    No Change
--------------------------------------------------------------------------------
       Former name or former address if changed since date of last filing

Item 5.    Other Events

         On June 11, 2001, the registrant entered into an Agreement and Plan of Merger with Gameco, Inc. and Gameco Acquisition, Inc. The registrant's stockholders will be asked to vote on a proposal to merge the registrant with Gameco Acquisition, Inc., a subsidiary of Gameco. If approved, the registrant will become a wholly owned subsidiary of Gameco, Inc. and stockholders of the registrant (other than Gameco, Inc., Gameco Acquisition, Inc. and their affiliates) will receive $1.10 cash per share in consideration for their shares of the registrant.

           Closing of the merger agreement, certain termination provisions and break-up fees are all described in the merger agreement. Shareholders will be asked to vote on the merger agreement after a proxy statement has been filed with and been cleared by the Securities and Exchange Commission. If the merger is consummated, the registrant will become a wholly-owned subsidiary of Gameco, Inc. and will cease to be a public company. Gameco, Inc. is an entity controlled by Jeffrey P. Jacobs, Chairman of the Board and Chief Executive Officer of the registrant.



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Item 7.    Financial Statements and Exhibits.

(a)      Financial Statements      None

(b)      Exhibits.  The following exhibit is filed herewith:

                  Number     Description
                   10.1      Agreement and Plan of Merger dated June 11, 2001
                             between and among Colonial Holdings, Inc., Gameco,
                             Inc. and Gameco Acquisition, Inc.

                   99.1      Press Release dated June 11, 2001





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




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      COLONIAL HOLDINGS, INC.

                                      /s/ IAN M. STEWART
                                      ------------------------------------------
                                      By:  Ian M. Stewart
                                           President and Chief Financial Officer

Date:  June 12, 2001

                                  EXHIBIT INDEX


Exhibit
Number              Description
Exhibit 10.1        Agreement and Plan of Merger dated June 11, 2001
                    between and among Colonial Holdings, Inc.,
                    Gameco, Inc. and Gameco Acquisition, Inc.

Exhibit 99.1        Press Release dated June 11, 2001







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